UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 29549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

J.L. FRENCH AUTOMOTIVE CASTINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-84903-1 (Commission File Number)	13-3983670 (IRS Employer Identification No.)

4508 IDS Center Minneapolis, MN (Address of principal executive offices)	55402 (Zip Code)

Registrant’s telephone number, including area code: (612) 332-2335

N/A
(Former name or former address, if changed since last report.)

ITEM 5. Other Events and Regulation FD Disclosure

As described below in Item 9, on May 5, 2003, J.L. French Automotive Castings, Inc. (the “Company") issued a press release and held a conference call regarding its financial results for the quarter ended March 31, 2003.

ITEM 7. Financial Statements, Financial Information and Exhibits

Exhibits

99.1	Press release dated May 5, 2003 — J.L. French Automotive Castings, Inc. Announces First Quarter Results, furnished in accordance with Item 12 of this Current Report on Form 8-K

ITEM 9. Regulation FD Disclosure

The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

On May 5, 2003, J.L. French Automotive Castings, Inc. announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated May 5, 2003, describing first quarter earnings is attached as Exhibit 99.1.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 33-8216), and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2003	J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

By	/s/ Mark S. Burgess Name: Mark S. Burgess Title: Vice President Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by the Registrant on May 5, 2003, filed solely for purposes of incorporation by reference into Item 12. See paragraph 2 of Item 9.